EXHIBIT 99.29

CUSIP No. 09228F103

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13D

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13D/A to which this Exhibit is attached, and such Schedule 13D/A is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13D/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: May 6, 2026

V. PREM WATSA

/s/ V. Prem Watsa

THE SECOND 810 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	Director

THE SECOND 1109 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FFHL GROUP LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	President and Chief Operating Officer

FAIRFAX (US) INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ODYSSEY GROUP HOLDINGS, INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ODYSSEY REINSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

TIG INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

NORTHBRIDGE FINANCIAL CORPORATION

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

FEDERATED INSURANCE COMPANY OF CANADA

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

NORTHBRIDGE GENERAL INSURANCE CORPORATION

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

VERASSURE INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ZENITH INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

1102952 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE COMPANY HOLDINGS I, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE COMPANY, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE HOLDINGS (IRELAND) LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD ASSURANCE HOLDINGS (U.S.) INC

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

ALLIED WORLD INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

AW UNDERWRITERS INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact
ALLIED WORLD SPECIALTY INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

NEWLINE HOLDINGS UK LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

NEWLINE CORPORATE NAME LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

NEWLINE INSURANCE COMPANY LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact

FAIRFAX UK HOLDINGS LIMITED

By:	/s/ Gavin Wilkinson
	Name:	Gavin Wilkinson
	Title:	Group Chief Financial Officer

BRIT GROUP HOLDINGS LIMITED

By:	/s/ Gavin Wilkinson
	Name:	Gavin Wilkinson
	Title:	Group Chief Financial Officer

BRIT INSURANCE HOLDINGS LIMITED

By:	/s/ Gavin Wilkinson
	Name:	Gavin Wilkinson
	Title:	Group Chief Financial Officer

BRIT UW LIMITED

By:	/s/ Gavin Wilkinson
	Name:	Gavin Wilkinson
	Title:	Group Chief Financial Officer

BRIT REINSURANCE (BERMUDA) LIMITED

By:	/s/ Gavin Wilkinson
	Name:	Gavin Wilkinson
	Title:	Group Chief Financial Officer